Dreyfus
Insured Municipal
Bond Fund, Inc.



SEMIANNUAL REPORT
October 31, 2001







The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                     Dreyfus Insured Municipal  Bond Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Insured Municipal Bond Fund, Inc. covers the period from May 1, 2001 through October 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Joseph Darcy, the fund's primary portfolio manager during the reporting period. On November 1, 2001, Scott Sprauer became the fund's primary portfolio manager.

It is impossible to discuss the economic and market events of the reporting period without addressing the devastating terrorist attacks of September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before September 11, a slowing economy had prompted the Federal Reserve Board (the "Fed") to reduce short-term interest rates to their lowest levels in more than seven years. Since the attacks, the Fed has reduced rates even further in an attempt to offset the adverse economic effects that resulted from the disruption in business activity and consumer spending. Recent events may have prolonged existing economic weakness, but we believe that the U.S. may begin to see economic recovery in the months ahead. In the meantime, there is little doubt that municipal bond yields will remain relatively low and that the investment environment in general will continue to be challenging.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies. For additional market perspectives, please visit the Market Commentary section at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2001




DISCUSSION OF FUND PERFORMANCE

Joseph Darcy, Portfolio Manager

How did Dreyfus Insured Municipal Bond Fund, Inc. perform relative to its benchmark?

For the six-month period ended October 31, 2001, the fund produced a total return of 6.21% .(1) In comparison, the fund's benchmark, the Lehman Brothers Municipal Bond Index, produced a total return of 5.80% for the same period.(2) The fund's peer group, the Lipper Insured Municipal Debt Funds category, achieved an average total return of 5.92% for the same period.(2)

We attribute the market's and fund's good performance to a generally favorable environment for municipal bonds, characterized by falling interest rates and high levels of demand from investors seeking an investment alternative to a declining stock market. As a result of the fund' s conservative security selection process, which emphasized those insured municipal bonds bearing strong elements of liquidity and underlying creditworthiness, it was able to capitalize on the opportunities inherent in such a favorable environment and outperformed both its benchmark and peer group measures.

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. In pursuing this objective, we employ two primary strategies. First, we evaluate interest-rate trends and supply-and-demand factors in the bond market. Based on that assessment, we select the individual tax-exempt bonds that we believe can potentially provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, the underlying creditworthiness of its issuer, and any provisions for early redemption.

Second, we actively manage the fund's duration in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase temporarily, we may reduce the fund's dura
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

tion to make cash available for the purchase of potentially higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's duration to maintain current yields for as long as practical.

What other factors influenced the fund's performance?

Declining interest rates in a slowing economy represented an important driver of the fund' s performance during the reporting period. When the reporting period began, the U.S. economy had already weakened considerably. Capital spending by businesses had fallen dramatically, and consumer confidence was compromised by a falling stock market. In this environment, the Federal Reserve Board (the "Fed") attempted to stimulate renewed economic growth by implementing five interest-rate reductions for a total of 2.00 percentage points during the reporting period.

In addition, the insured municipal bond market was positively influenced when demand for high quality, tax-exempt securities surged from investors seeking an investment alternative to a declining stock market, more than offsetting a relatively modest increase in supply compared to the previous year. While the September 11 terrorist attacks hurt some areas of the municipal bond market, the insured bonds in which the fund invests generally were not affected.

In this uncertain environment, we shifted to a more defensive posture by slightly reducing the fund's average duration to the lower end of the neutral range. We also intensified our focus on bonds that cannot be redeemed early by their issuers. Similarly, we sought opportunities to extend the fund's holdings' protection from early redemption. Whenever we could not find insured bonds meeting our stringent requirements, we allowed the fund's cash position to rise until such securities became available. These conservative strategies may have caused the fund to give up some total return over the near term, but we believe that they will help us maintain a more competitive level of income over the longer term.


What is the fund's current strategy?

We have continued to manage the fund conservatively, with an emphasis on maintaining income rather than maximizing total returns. As part of our strategy, we have redoubled our commitment to verifying the creditworthiness of both the underlying bond issuers and the triple-A rated insurance companies that insure the timely payment of principal and interest.(3)

To avoid heightened volatility, we have also focused on bonds from well-known issuers in high-tax states, such as California and Michigan. When purchasing bonds, we have favored those that can be sold easily and quickly, if the need arises. In our view, this relatively conservative approach is appropriate in today's uncertain economy, regardless of where interest rates go from here.

November 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. HOWEVER, THE BONDS IN THE INDEX GENERALLY ARE NOT INSURED. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND. CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

(3) PORTFOLIO INSURANCE EXTENDS TO THE REPAYMENT OF PRINCIPAL AND PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO'S SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 2001 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--92.7%                                                        Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--3.2%

Jefferson County Sewer Revenue, Capital Improvement Warrants

   5.375%, 2/1/2036 (Insured; FGIC)                                                           5,000,000                5,136,350

CALIFORNIA--4.4%

San Joaquin Hills Transportation Corridor Agency,
  Toll Road Revenue

   Zero Coupon, 1/15/2031 (Insured; MBIA)                                                    10,000,000                2,142,600

San Jose, Airport Revenue 5%, 3/1/2031 (Insured; FGIC)                                        4,865,000                4,880,860

COLORADO--5.8%

Board of Trustees of the University of Northern Colorado,

  Auxiliary Facilities Systems Revenue, Improvement

   5%, 6/1/2031 (Insured; AMBAC)                                                              3,600,000                3,586,068

E-470 Public Highway Authority, Revenue:

   Zero Coupon, 9/1/2016 (Insured; MBIA)                                                      5,550,000                2,694,969

   Zero Coupon, 9/1/2025 (Insured; MBIA)                                                     10,000,000                2,854,500

DELAWARE--3.4%

Delaware Economic Development Authority, Revenue

  Water (United Water Delaware Inc. Project)

   6.20%, 6/1/2025 (Insured; AMBAC)                                                           5,000,000                5,447,750

FLORIDA--3.0%

Florida Housing Finance Agency, SFMR

   6.65%, 7/1/2026 (Insured; MBIA)                                                              575,000                  601,818

Lee County, Solid Waste System Revenue

   7%, 10/1/2011 (Insured; MBIA) (Prerefunded 12/11/2001)                                     1,420,000  (a)           1,456,210

Tampa Bay Water, A Regional Water Supply Authority,

  Utility System Improvement Revenue 5.25%,

   10/1/2019 (Insured; FGIC)                                                                  2,575,000                2,666,490

GEORGIA--1.0%

Cobb-Marietta Coliseum and Exhibit Hall Authority, Revenue,

   5.625%, 10/1/2026 (Insured; MBIA)                                                          1,400,000                1,561,294

ILLINOIS--4.4%

Metropolitan Pier and Exposition Authority,
  Dedicated State Tax Revenue

  (McCormick Place Expansion Project) 6.50%,

   6/15/2027 (Insured; FGIC)                                                                  6,375,000                6,900,682

KANSAS--4.1%

Wyandotte County, Unified Government Utilities System
  Revenue, Improvement

   4.50%, 9/1/2028 (Insured; MBIA)                                                            6,900,000                6,399,681


                                                                                               Principal
Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS--1.8%

Massachusetts Education Loan Authority, Education Loan Revenue:

   7.60%, 1/1/2003 (Insured; MBIA)                                                              350,000                  352,461

   7.65%, 1/1/2004 (Insured; MBIA)                                                              400,000                  402,616

Massachusetts Housing Finance Agency, Housing Revenue
   (Rental-Mortgage)

   6.50%, 7/1/2025 (Insured; AMBAC)                                                           1,000,000                1,048,520

Massachusetts Port Authority, Special Facilities Revenue
   (US Air Project)

   5.75%, 9/1/2016 (Insured; MBIA)                                                            1,000,000                1,050,850

MICHIGAN--1.0%

Michigan Housing Development Authority, LOR
  (Greenwood Villa Project)

   6.50%, 9/15/2007 (Insured; FSA)                                                            1,500,000                1,561,965

MISSOURI--1.7%

The City of Saint Louis, Airport Revenue
  (Airport Development Program)

   5.625%, 7/1/2019 (Insured; MBIA)                                                           2,500,000                2,637,075

MONTANA--1.5%

Forsyth, PCR (Puget Sound Power and Light Co.)

   7.25%, 8/1/2021 (Insured; AMBAC)                                                           2,250,000                2,303,482

NEVADA--1.3%

Washoe County, Gas Facilities Revenue
  (Sierra Pacific Power Co. Project)

   6.70%, 11/1/2032 (Insured; MBIA)                                                           2,000,000                2,114,580

NEW JERSEY--6.4%

New Jersey Economic Development Authority, PCR

  (Public Service Electric and Gas Co.) 6.40%,

   5/1/2032 (Insured; MBIA)                                                                   7,600,000                8,054,328

New Jersey Health Care Facilities Financing Authority, Revenue

  (Jersey Shore Medical Center) :

      6.25%, 7/1/2021 (Insured; AMBAC)                                                           70,000                   76,311

      6.25%, 7/1/2021 (Insured; AMBAC) (Prerefunded 7/1/2004)                                    30,000  (a)              33,366

New Jersey Housing and Mortgage Finance Agency, Revenue

   Home Buyer 6.20%, 10/1/2025 (Insured; MBIA)                                                1,920,000                1,993,574

NEW YORK--8.4%

New York State Dormitory Authority, Revenue:

   (Mount Sinai Medical School) 5.15%, 7/1/2024 (Insured; MBIA)                               3,000,000                3,129,060

   (New York University) 5.50%, 7/1/2031 (Insured; AMBAC)                                     2,000,000                2,210,960

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Energy Research and Development Authority,

  Facilities Revenue

   (Con Edison Co.-New York, Inc.)
   6.375%, 12/1/2027 (Insured; MBIA)                                                          3,000,000                3,033,720

New York State Medical Care Facilities Finance Agency, Revenue

   (Long-Term Healthcare) 6.50%, 11/1/2015 (Insured; FSA)                                     4,655,000                4,924,525

NORTH DAKOTA--2.3%

Mercer County, PCR (Montana-Dakota Utilities Co. Project)

   6.65%, 6/1/2022 (Insured; FGIC)                                                            3,500,000                3,651,760

OHIO--1.4%

Ohio Turnpike Commission, Turnpike Revenue

   5.50%, 2/15/2017 (Insured; FGIC).                                                          1,995,000                2,205,492

RHODE ISLAND--2.9%

Rhode Island Housing and Mortgage Finance Corp., SFMR

   9.30%, 7/1/2004 (Insured; FGIC)                                                               10,000                   10,032

Rhode Island Port Authority and Economic Development Corp.,

   Airport Revenue 6.625%, 7/1/2024 (Insured; FSA)                                            4,250,000                4,616,435

SOUTH CAROLINA--2.7%

Spartanburg, Waterworks Revenue
   5.25%, 6/1/2023 (Insured; FGIC)                                                            4,100,000                4,208,199

TENNESSEE--1.8%

Putnam County 5.25%, 4/1/2020 (Insured; FGIC)                                                 2,645,000                2,814,412

TEXAS--3.7%

Brazos River Authority, PCR (Texas Utilities Electric Co. Project)

   6.625%, 6/1/2022 (Insured; FGIC)                                                           5,500,000                5,730,725

Brownsville Housing Finance Corp., SFMR

  (Mortgage-Multiple Originators and Services)

   9.625%, 12/1/2011 (Insured; FGIC)                                                            185,000                  185,209

VIRGINIA--9.3%

Upper Occoquan Sewer Authority, Regional Sewer Revenue

   5.15%, 7/1/2020 (Insured; MBIA)                                                            5,285,000                5,567,959

Virginia College Building Authority, Educational Facilities Revenue

  (Washington and Lee University)

   5.25%, 1/1/2026 (Insured; MBIA)                                                            8,500,000                9,036,690

WASHINGTON--10.6%

King County, Sewer Revenue 6.125%, 1/1/2033 (Insured; MBIA)                                   5,000,000                5,436,150

Washington, MFMR:

   (Gilman Meadows Project) 7.40% 1/1/2030 (Insured; FSA)                                     3,000,000                3,223,770

   (Mallard Cove Project 1) 7.40%, 1/1/2030 (Insured; FSA)                                      795,000                  854,299

   (Mallard Cove Project 2) 7.40%, 1/1/2030 (Insured; FSA)                                    2,695,000                2,896,020


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

WASHINGTON (CONTINUED)

Yakima-Tieton Irrigation District, Revenue

   6.20%, 6/1/2019 (Insured; FSA)                                                             4,000,000                4,273,640

WEST VIRGINIA--6.6%

West Virginia:

   6.50%, 11/1/2026 (Insured; FGIC)                                                           2,600,000                3,171,740

   Zero Coupon, 11/1/2026 (Insured: FGIC)                                                     5,950,000                1,605,132

West Virginia Building Commission, LR
   (West Virginia Regional Jail)

   5.375%, 7/1/2021 (Insured; AMBAC)                                                          2,505,000                2,685,185

West Virginia University, University System Revenue

  (West Virginia University Projects)

   5.25%, 4/1/2028 (Insured; MBIA)                                                            2,725,000                2,881,633

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $137,731,419)                                                                                               146,311,147
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--5.8%
------------------------------------------------------------------------------------------------------------------------------------

MICHIGAN--4.8%

Michigan Strategic Fund, PCR, VRDN (Consumers Power Project)

   2.05% (Insured; AMBAC)                                                                     7,500,000  (b)           7,500,000

WISCONSIN--1.0%

Wisconsin Health and Educational Facilities Authority, Revenue,

   VRDN (Prohealth Inc.) 2.05% (Insured; AMBAC)                                               1,600,000  (b)           1,600,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENT

      (cost $9,100,000)                                                                                                9,100,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $146,831,419)                                                             98.5%              155,411,147

CASH AND RECEIVABLES (NET)                                                                         1.5%                2,426,255

NET ASSETS                                                                                       100.0%              157,837,402

                                                                                                               The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

FGIC                      Financial Guaranty Insurance
                             Company

FSA                       Financial Security Assurance

LOR                       Limited Obligation Revenue

LR                        Lease Revenue

MBIA                      Municipal Bond
                             Investors Assurance
                             Insurance Corporation

MFMR                      Multi-Family Mortgage Revenue

PCR                       Pollution Control Revenue

SFMR                      Single Family Mortgage Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              94.1

F1                               MIG1/P1                         SP1/A1                                            5.9

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(C)  AT OCTOBER 31, 2001, 40.2% OF THE FUND'S NET ASSETS ARE INSURED BY MBIA AND
     27.3% ARE INSURED BY FGIC.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           146,831,419   155,411,147

Interest receivable                                                   2,602,358

Prepaid expenses                                                         13,303

                                                                    158,026,808
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           107,463

Cash overdraft due to Custodian                                          41,068

Accrued expenses                                                         40,875

                                                                        189,406
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      157,837,402
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     148,681,227

Accumulated undistributed investment income--net                         80,636

Accumulated net realized gain (loss) on investments                     495,811

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                              8,579,728
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      157,837,402
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(300 million shares of $.001 par value Common Stock authorized)       8,621,820

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   18.31

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      4,329,193

EXPENSES:

Management fee--Note 3(a)                                              474,988

Shareholder servicing costs--Note 3(b)                                 200,756

Professional fees                                                       22,369

Directors' fees and expenses--Note 3(c)                                 12,384

Registration fees                                                       10,111

Custodian fees                                                           9,653

Prospectus and shareholders' reports--Note 3(b)                          8,615

Loan commitment fees--Note 2                                               600

Miscellaneous                                                            6,222

TOTAL EXPENSES                                                         745,698

Less--reduction in management fee due to
  undertaking--Note 3(a)                                              (72,198)

NET EXPENSES                                                           673,500

INVESTMENT INCOME--NET                                               3,655,693
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                524,871

Net unrealized appreciation (depreciation) on investments            5,280,965

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               5,805,836

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 9,461,529

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         October 31, 2001           Year Ended
                                              (Unaudited)       April 30, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,655,693            7,672,304

Net realized gain (loss) on investments           524,871              232,584

Net unrealized appreciation (depreciation)
   on investments                               5,280,965            6,125,001

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    9,461,529           14,029,889
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (3,632,060)          (7,716,065)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                   6,995,213            9,325,693

Dividends reinvested                            2,501,594            5,269,141

Cost of shares redeemed                       (11,821,348)         (23,007,997)

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
   STOCK TRANSACTIONS                          (2,324,541)          (8,413,163)

TOTAL INCREASE (DECREASE) IN NET ASSETS         3,504,928           (2,099,339)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           154,332,474          156,431,813

END OF PERIOD                                 157,837,402          154,332,474

Undistributed investment income-net                80,636                   --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       388,184              528,323

Shares issued for dividends reinvested            138,258              300,868

Shares redeemed                                  (654,703)          (1,316,657)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (128,261)            (487,466)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                         Six Months Ended
                                       October 31, 2001(a)                                     Year Ended April 30,
                                                                    ----------------------------------------------------------------
                                                (Unaudited)         2001          2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               17.64          16.93        18.24         17.88          17.31         17.13

Investment Operations:

Investment income--net                                 .43            .86          .86           .84            .85           .87

Net realized and unrealized gain
   (loss) on investments                               .66            .71        (1.32)          .36            .57           .18

Total from Investment Operations                      1.09           1.57         (.46)         1.20           1.42          1.05

Distributions:

Dividends from investment
   income--net                                        (.42)          (.86)        (.85)         (.84)          (.85)         (.87)

Net asset value, end of period                       18.31          17.64        16.93         18.24          17.88         17.31
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      6.21(b)        9.45        (2.45)         6.80           8.31          6.24
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                          .85(c)         .85          .85           .85            .85           .80

Ratio of net investment income
   to average net assets                              4.62(c)        4.91         4.99          4.60           4.76          5.03

Decrease reflected in above expense
   ratios due to undertakings
   by The Dreyfus Corporation                          .09(c)         .10          .11           .10            .10           .17

Portfolio Turnover Rate                              20.62(b)        6.97        12.36         32.27          64.38         93.39
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of
   period ($ x 1,000)                              157,837        154,332      156,432       180,603        186,436       192,472

(A)  AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR
     THE PERIOD ENDED OCTOBER 31, 2001 WAS TO INCREASE NET INVESTMENT INCOME PER
     SHARE BY $.01 AND DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS PER SHARE BY $.01 AND INCREASED THE RATIO OF NET INVESTMENT
     INCOME TO AVERAGE NET ASSETS FROM 4.59% TO 4.62%. PER SHARE DATA AND
     RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO MAY 1, 2001 HAVE NOT BEEN
     RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  NOT ANNUALIZED.

(C)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Insured Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $4,567 during the period ended October 31, 2001, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $29,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2001. If not applied, $20,000 of the carryover expires in fiscal 2005 and $9,000 expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commit-

ment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.
During the period ended October 31, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, commitment fees, interest on borrowings and extraordinary expenses, exceed 11/2% of the value of the fund's average net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess. The Manager had undertaken from May 1, 2001 through October 31, 2001 to reduce the management fee paid by the fund, to the extent that the fund's aggregate annual expenses (exclusive of certain expenses as described above) exceeded an annual rate of .85 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $72,198 during the period ended October 31, 2001.

(b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor in respect of payments made to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the fund's shares, servicing shareholder and for advertising and marketing relating to the fund. The Plan provides for payments to be made at an aggregate annual rate of .20 of 1% of the value of the fund's average daily net assets. The Distributor may pay one or more Service Agents a fee in respect of fund shares owned by shareholders with whom the Service Agent is the dealer or holder of record. The Distributor determines the amounts, if any, to be paid to Service Agents under the Plan
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the fund's average daily net assets for any full fiscal year. During the period ended October 31, 2001, the fund was charged $159,064 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2001, the fund was charged $31,254 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) A .10% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of fund's exchange privilege.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2001, amounted to $30,970,554 and $38,908,761, respectively.

At October 31, 2001, accumulated net unrealized appreciation on investments was $8,579,728, consisting of $8,593,103 gross unrealized appreciation and $13,375 gross unrealized depreciation.

At October 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 5--Change in Accounting Principle:

As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to May 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $57,003 increase in accumulated undistributed investment income-net and a corresponding $57,003 decrease in accumulated net unrealized appreciation (depreciation) , based on securities held by the fund on April 30, 2001

The effect of this change for the period ended October 31, 2001 was to increase net investment income by $23,633, decrease net unrealized appreciation (depreciation) by $18,162 and decrease net realized gains (losses) by $5,471.
The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

                                                             The Fund

NOTES

                      For More Information

                        Dreyfus Insured Municipal Bond Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  306SA1001